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1997 Semiannual Report
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[LOGO]

Growth and Income Funds - 1997 Semiannual Report

GROWTH AND INCOME FUNDS


GROWTH AND INCOME FUND
BALANCED FUND

Contents

GROWTH AND INCOME FUND

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . .     2
Financial Statements and Notes . . . . . . . . . . . . . . . . .     8
Investments in Securities. . . . . . . . . . . . . . . . . . . .    20
Directors and Officers . . . . . . . . . . . . . . . . . . . . .    23
Shareholder Services . . . . . . . . . . . . . . . . . . . . . .    24
Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . .    25


BALANCED FUND

Letter to Shareholders . . . . . . . . . . . . . . . . . . . . .     5
Financial Statements and Notes . . . . . . . . . . . . . . . . .     8
Investments in Securities. . . . . . . . . . . . . . . . . . . .    21
Directors and Officers . . . . . . . . . . . . . . . . . . . . .    23
Shareholder Services . . . . . . . . . . . . . . . . . . . . . .    24
Glossary***. . . . . . . . . . . . . . . . . . . . . . . . . . .    25


This report is intended for shareholders of Growth and Income Fund and Balanced Fund, but may also be used as sales literature if preceded or accompanied by a prospectus. The prospectus gives details about the charges, investment results, risks and operating policies of the funds.

*An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.

*** This report includes a glossary to help you understand financial words used in the portfolio managers' letters. When you see this symbol, it indicates a word that is defined in the glossary.

[LOGO]

INTERNATIONAL GROWTH FUNDS
 ..........................................
Emerging Markets Growth Fund
Pacific-European Growth Fund


U.S. GROWTH FUNDS
 ..........................................
Small Company Growth Fund
Emerging Growth Fund
Growth Fund


GROWTH AND INCOME FUNDS
 ...............................................................................
Growth and Income Fund
Balanced Fund

Portfolios composed of quality stocks and bonds offer the potential for both investment income and capital appreciation, considered a valuable combination by many investors.

INCOME FUNDS
 ..........................................
Government Income Fund
Intermediate Bond Fund
Adjustable Rate Mortgage Securities Fund

TAX-EXEMPT INCOME FUNDS
 ..........................................
National Tax-Exempt Fund
Minnesota Tax-Exempt Fund


Cash Management Funds*
 ..........................................
Money Market Fund
Tax-Exempt Money Market Fund
U.S. Government Money Market Fund
Institutional Money Market Fund


Piper Funds provide you with the flexibility to help you pursue your financial goals. Among our funds, we offer a spectrum of investment objectives and convenient shareholder services to meet the varied needs of today's investors.

Contact your Piper Jaffray Investment Executive for more information about the Piper Funds, including prospectuses, or call Mutual Fund Services at 1 800 866-7778. Please read the prospectuses carefully before investing.

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PRESIDENT'S LETTER
--------------------------------------------------------------------------------
May 15, 1997


DEAR SHAREHOLDERS:

What are you expecting from the markets this year? There's no denying that the stock market's been on a bit of a roller coaster ride of late. The past six months alone have seen record Dow highs, followed by quick downturns and rebounds that are higher still. In fact, stock and bond prices have seen unprecedented growth for almost 15 years. And, fortunately, more of you than ever are sharing in these gains.

     Word has it that investors' EXPECTATIONS have soared right along with these phenomenal returns, and that's troubling. Don't get me wrong - we're happy about the gains investors have enjoyed. But it's important that we all understand the markets' potential for volatility and balance that with a good dose of reality.

     Here's what I mean. According to Ibbotson Associates, the markets have, on average, returned 11% in large-company stocks and 5% in long-term government bonds per year since 1926.* Yet today's investors expect much more. I recently read the results of a national survey by Louis Harris and Associates that found a wide majority of investors expect at least a 14% stock market return over the next 10 years (which is the average annual return from the last decade). Some predict even greater returns.

     No matter what the markets bring this year, I believe it's important to maintain a long-term perspective. History shows that it's common for investors to bail out at the first signs of a market downturn. But if I've learned one thing from my 30 years in the financial services industry, it's this: you can gain only if you stay in the game for the long term. Remember that market and interest rate volatility (like we saw in March) are normal parts of investing. I've never met anyone who can always time the market to their advantage. Here's an adage to keep in mind: focus on "TIME IN the market," not "TIMING the market."

     My other advice for weathering the bumpy markets? Stay in touch with your Investment Executive. Together, you have probably already set your financial goals and formulated a plan to help you reach them. Stick to that plan. During this uncertain time, your Investment Executive can help you sort through the clutter and tune out the market noise. Best of all, your broker can lend you the perspective gained from years of experience and help you focus on long-term results.

Thank you for your investment and best wishes for the balance of 1997.

Sincerely,

/s/ William H. Ellis

William H. Ellis

[PHOTO]

William H. Ellis
President
Piper Capital Management

INVESTOR EXPECTATIONS

What investors expect from the stock market over the next 10 years.

[CHART]

56% Expect a 14% return
29% Expect more than a 14% return
14% Expect less than a 14% return

Source: Louis Harris and
Associates, 1996

*Past performance does not guarantee future results. Keep in mind that stocks are more volatile than bonds, and long-term government bonds are guaranteed by the U.S. government or its agencies as to payment of principal and interest.


                           1   1997 Semiannual Report - Growth and Income Funds

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GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
May 15, 1997

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997, GROWTH AND INCOME FUND CLASS A PROVIDED AN 8.68%* TOTAL RETURN WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED, BUT NOT INCLUDING THE SALES CHARGE. The fund performed in line with the Lipper Growth and Income Funds Average, which advanced 8.65%, and trailed the Standard & Poor's 500 Index,** which gained 11.23% during the same time frame. The fund received strong investment results from energy, financial, health care and retail stocks. However, these gains were partially offset by weakness in capital goods and services, utilities and consumer durables, sectors*** in which the fund was overweighted.*** This, along with the S&P 500's heavy emphasis on large-cap, blue chip stocks,*** helped the index outperform the fund. The largest stocks in the S&P 500 (based on market capitalization) propelled the index to its strong performance. In our opinion, many of these large stocks are highly overvalued.***

THROUGHOUT MUCH OF THE PERIOD, ECONOMIC CONDITIONS WERE FAVORABLE AND THE STOCK MARKET FARED RELATIVELY WELL. Large-cap growth stocks recorded solid investment results in this modestly growing economic environment. From early February through the end of March, signs of a strengthening economy, such as an increase in consumer spending, caused interest rates to rise due to fears of higher inflation. By mid-March, these fears carried over to the stock market, sending prices down

[PHOTO]

PAUL DOW, CFA
shares responsibility for the management of Growth and Income Fund. He has 23 years of financial experience.

FUND PERFORMANCE THROUGH MARCH 31, 1997*
--------------------------------------------------------------------------------
Growth of $10,000 Invested Since Inception

[GRAPH]

Growth and Income Fund Class A, reflects the fund's maximum 4% sales charges. S&P 500 Index**
Lipper Growth and Income Funds Average+

** An unmanaged index of large capitalization stocks that includes no expenses or transaction charges.

+ The average total return of similar funds as characterized by Lipper Analytical Services. Does not include sales charges.

CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% front-end sales charge.

One Year                                                    9.94%
 ................................................................................
Three Year                                                  18.65%
 ................................................................................
Since Inception (7/21/92)                                   12.54%
 ................................................................................

CLASS B AND Y CUMULATIVE TOTAL RETURNS
Class B shares include the fund's contingent deferred sales charge. Sales charges do not apply to Class Y shares.

Class B Since Inception (2/18/97)                           -9.55%
 ................................................................................
Class Y Since Inception (2/18/97)                           -5.74%
 ................................................................................

During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited certain 12b-1 fees for the fund. Otherwise, the class A average annualized total returns would have been:
9.65% one year, 18.36% three year and 12.27% since inception; and the class B cumulative since inception total return would have been -9.66%.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. Neither safety of principal nor stability of income is guaranteed. The return and principal value of your investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

All fund and benchmark returns include reinvested distributions.


                            2  1997 Semiannual Report - Growth and Income Funds
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GROWTH AND INCOME FUND  (CONTINUED)
--------------------------------------------------------------------------------
sharply during the last three weeks of the month. Large-cap growth stocks and technology stocks were most affected by the decline. In its effort to combat higher inflation, the Federal Reserve on March 25 raised the federal funds rate for the first time in two years. Despite the market downturn in March, large-cap stocks in general performed very well during the period.

CYCLICAL STOCKS,*** WHICH ARE WIDELY REPRESENTED IN THE FUND, DID NOT BENEFIT FROM THE INCREASE IN ECONOMIC ACTIVITY. Generally cyclicals, which include the capital goods, consumer durables and basic materials sectors, outperform the market in a robust economic environment. Their prices tend to rise due to higher earnings resulting from economic strength. While earnings for cyclical stocks were higher during the period, their prices remained relatively flat. Additionally, cyclicals, along with virtually every other type of stock, were not spared from the market's sharp downturn in March. Despite our general disappointment with the performance of these stocks, we still realized relatively good investment results from two in particular: Air Products & Chemicals (approximately 2% of the fund's total assets on March 31, 1997) and duPont (E.I.) de Nemours (1%). Both companies recorded strong earnings due to a strong economic climate and improving profit margins.

ENERGY STOCKS CONTINUED TO BE WELL REPRESENTED IN THE PORTFOLIO, BECAUSE OF THEIR RELATIVELY ATTRACTIVE PRICES. We remained focused on the large international oil companies, such as Texaco (2%) and Exxon (3%), and oil service companies, such as Baker Hughes (2%) and Schlumberger Limited (3%). Over the next several years, we believe this sector will realize improved earnings due to higher demand for its products and services.

WE INCREASED OUR EXPOSURE IN RETAIL STOCKS DUE TO THEIR ATTRACTIVE PRICES COMPARED TO THE MARKET. Some of our top holdings in this sector included larger, well-known retailers, such as The Limited (3%), which recently restructured its operations by closing poorly performing stores, and Home Depot (0.7%), the nation's largest store for home improvement equipment. Given their size, these companies should benefit if the economy and consumer spending continue to strengthen.

[PHOTO]

STEVE MARKUSEN, CFA
Steve Markusen has joined Growth and Income Fund's management team, along with Brent Mellum. They replace John Schonberg, who left to pursue other opportunities.

Steve is a senior vice president and director of the large-cap equity area at Piper Capital Management. He has been with Piper Capital since 1993 and has 13 years of financial experience, including 12 years in portfolio management. He earned a master's degree in business administration from the University of Denver and is a Chartered Financial Analyst.

PORTFOLIO COMPOSITION BY SECTOR
As a percentage of total assets on March 31, 1997.

TOP 10 EQUITY HOLDINGS
As a percentage of total assets on March 31, 1997.

[GRAPH]


** An unmanaged index of large capitalization stocks that includes no expenses or transaction charges.

TOP 10 EQUITY HOLDINGS
As a percentage of total assets on March 31, 1997.

1    GTE                                                    3%
 ................................................................................
2    The Limited                                            3%
 ................................................................................
3    Ford Motor                                             3%
 ................................................................................
4    Exxon                                                  3%
 ................................................................................
5    Schlumberger Limited                                   3%
 ................................................................................
6    H&R Block                                              3%
 ................................................................................
7    General Electric                                       2%
 ................................................................................
8    Abbott Laboratories                                    2%
 ................................................................................
9    Baker Hughes                                           2%
 ................................................................................
10   Texaco                                                 2%
 ................................................................................

                            3  1997 Semiannual Report - Growth and Income Funds
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GROWTH AND INCOME FUND  (CONTINUED)
--------------------------------------------------------------------------------

EARLY IN 1997, WE ADDED TO OUR POSITION IN ELECTRIC AND TELEPHONE UTILITIES, GIVEN THEIR FAIR VALUATIONS*** AND ATTRACTIVE DIVIDEND YIELDS.*** Three of our holdings in this sector include GTE (3%), BellSouth (2%) and FPL Group (2%). We have a particularly favorable outlook for FPL Group. This large Florida electric utility is likely to see earnings increase due to growth in its service territory as well as disciplined expense control.

THE FUND'S UNDERWEIGHTING*** IN TECHNOLOGY STOCKS DETRACTED FROM PERFORMANCE IN LATE 1996 BUT HELPED PROTECT SHAREHOLDER CAPITAL IN EARLY 1997. Technology stocks recorded strong investment results in late 1996, following a difficult period last summer, but during the first three months of 1997, many of these stocks fell sharply as investors grew concerned over their lofty valuations compared to the market. Late in the period, we began looking for attractively priced stocks within this sector. Further weakness in this industry group may encourage us to increase our exposure in some of the larger, more established companies.

LOOKING AHEAD, WE WILL CONTINUE TO FOCUS ON LARGE, HIGH-QUALITY COMPANIES WITH ATTRACTIVE VALUATIONS. Many companies have not participated in the strong stock market over the past several years. We think the market will remain volatile until the economic and inflation outlook becomes more certain. We continue to believe the fund will benefit from its investments in the energy and utility areas due to the market's uncertainty. Both groups are considered defensive because of their relatively high dividend yields. We will also focus our research efforts on finding companies in the technology and financial areas to take advantage of the large price corrections*** that occurred within these groups late in the period.

Thank you for your investment in Growth and Income Fund. We appreciate the opportunity to manage your assets and help you pursue your long-term investment goals.

Sincerely,

/s/ Paul Dow                 /s/ Steve Markusen            /s/ Brent Mellum
Paul Dow                     Steve Markusen                Brent Mellum
Portfolio Manager            Portfolio Manager             Portfolio Manager

[PHOTO]

Brent Mellum, CFA
Brent Mellum has joined Growth and Income Fund's management team, along with Steve Markusen. They replace John Schonberg, who left to pursue other opportunities.

Brent is a vice president and portfolio manager with three years of financial experience, including one year in portfolio management. He earned a master's degree in business administration from the University of Texas in Dallas and is a Chartered Financial Analyst.

[PHOTO]

David Steele
assists with the management of the fixed income portion of Growth and Income Fund. He has 18 years of financial experience.

                            4  1997 Semiannual Report - Growth and Income Funds

BALANCED FUND
--------------------------------------------------------------------------------
May 15, 1997

DEAR SHAREHOLDERS:

FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 1997, BALANCED FUND CLASS A REGISTERED A 4.54%* TOTAL RETURN WITH ALL DIVIDENDS AND CAPITAL GAINS REINVESTED, BUT NOT INCLUDING THE SALES CHARGE. The fund underperformed the Lipper Balanced Funds Average,++ which gained 5.43%. For the same time period, the Standard & Poor's 500 Index+ and the Lehman Brothers Government Corporate Index** advanced 11.23% and 2.17%, respectively. The fund's underperformance reflects our decision to maintain a relatively conservative investment approach during the period. This conservative 50%/50% blend of stocks and bonds was based on our assessment that large company stocks were fully valued*** relative to bonds on a risk-adjusted basis. We continue to believe this allocation strategy will benefit the fund in the prevailing market environment.

THROUGHOUT MUCH OF THE PERIOD, ECONOMIC CONDITIONS WERE GENERALLY FAVORABLE. In this environment, stocks recorded good investment results, while bonds produced modest gains. Late in 1996, the economy grew moderately, which kept interest rates under control, enabling bond and stock prices to advance. Beginning in February, a series of stronger-than-expected economic reports, such as an increase in consumer spending, raised inflation concerns among investors. As a result, interest rates rose and

[PHOTO]

Bruce Salvog
shares responsibility for the management of the fixed income portion of Balanced Fund. He has 27 years of financial experience.

FUND PERFORMANCE THROUGH MARCH 31, 1997*
 ................................................................................
Growth of $10,000 Invested Since Inception

** An unmanaged index of U.S. government and Treasury securities and investment-grade corporate debt securities that includes no expenses or transaction charges.

+ An unmanaged index of large capitalization stocks that includes no expenses or transaction charges.

++ The average total return of similar funds as characterized by Lipper Analytical Services. Does not include sales charges.

CLASS A AVERAGE ANNUALIZED TOTAL RETURNS
Includes the fund's maximum 4% front-end sales charge.

One Year                                                     3.11%
 ................................................................................
Five Year                                                    9.72%
 ................................................................................
Ten Year                                                     8.50%
 ................................................................................
Since Inception (3/16/87)                                    8.44%
 ................................................................................

CLASS B CUMULATIVE TOTAL RETURNS
Includes the fund's contingent deferred sales charge.

Since Inception (2/18/97)                                    -8.63%
 ................................................................................
During some periods, the fund's adviser waived or paid certain fund expenses and/or the fund's distributor voluntarily limited certain 12b-1 fees for the fund. Otherwise, the class A average annualized total returns would have been:
2.74% one year, 9.37% five year, 8.03% ten year and 7.96% since inception; and the class B cumulative since inception total return would have been: -8.83%.

* PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. PLEASE REMEMBER, YOU COULD LOSE MONEY WITH THIS INVESTMENT. Neither safety of principal nor stability of income is guaranteed. The return and principal value of your investment will fluctuate so that fund shares, when sold, may be worth more or less than their original cost.

All fund and benchmark returns include reinvested distributions.


                            5  1997 Semiannual Report - Growth and Income Funds

--------------------------------------------------------------------------------

bond prices fell. By mid-March, these fears carried over to the stock market, sending prices down sharply during the last three weeks of the month. In its effort to combat fears of higher inflation, the Federal Reserve on March 25 raised the federal funds rate for the first time in two years.

IN THE STOCK PORTION OF THE PORTFOLIO, WE WERE OVERWEIGHTED*** IN ECONOMICALLY SENSITIVE STOCKS, OR CYCLICALS.*** Generally, cyclicals, which include companies that produce capital goods and basic materials, outperform the market when the economy begins to show signs of strength. However, over the last three years, these stocks have generally underperformed the market, and their prices do not reflect the improvements we see in their fundamental businesses. Our holdings in this group include Boeing Co. (approximately 1% of the fund's total assets as of March 31, 1997), the nation's largest airplane manufacturer, and 3M (0.8%), which manufactures Scotch tape, sandpaper and other products. These stocks turned in generally favorable investment results, despite the lackluster investment results recorded by cyclicals.

ENERGY STOCKS WERE WELL REPRESENTED IN THE FUND, BECAUSE OF THEIR RELATIVELY ATTRACTIVE PRICES. Despite good performance by energy stocks in 1996, we believe many are still selling at favorable prices. Our largest holdings in this group include Exxon (1%), the world's leading oil company, Royal Dutch Petroleum (0.8%), owners of Shell Oil Company, and Schlumberger Limited (1%), a leading oil services company. Strong demand growth combined with limited supply increases should support higher energy prices over the next several years.

WE MAINTAINED OUR OVERWEIGHTING IN RETAIL STOCKS, WHICH PERFORMED IN LINE WITH THE MARKET. Lower unemployment, strong job growth, good wage gains and high consumer confidence should support high levels of consumer spending. Sears, Roebuck and Co. (1%) and The Limited (1%) are two of our larger holdings within this group. In addition to offering good long-term growth, we believe the stocks are undervalued*** and offer good dividend income.

[PHOTO]

Steve Markusen, CFA
Steve Markusen has joined Balanced Fund's management team. He replaces John Schonberg, who left to pursue other opportunities.

Steve is a senior vice president and director of the large-cap equity area at Piper Capital Management. He has been with Piper Capital since 1993 and has 13 years of financial experience, including 12 years in portfolio management. He earned a master's degree in business administration from the University of Denver and is a Chartered Financial Analyst.

PORTFOLIO COMPOSITION
 ................................................................................
As a percentage of total assets on March 31, 1997.

STOCKS                                                      50%
Basic Materials                                              6%
Capital Goods & Services                                     7%
Commercial Services                                          1%
Consumer Durables                                            2%
Consumer Non-Durables                                        4%
Consumer Services                                            2%
Energy                                                       7%
Financial Services                                           5%
Health Care                                                  3%
Retail Trade                                                 4%
Technology                                                   2%
Transportation                                               1%
Utilities                                                    6%

BONDS                                                       50%
U.S. Treasury Securities                                    18%
Corporate Bonds                                             14%
U.S. Agency Fixed Rate Mortgage-Backed Securities            6%
U.S. Agency Adjustable Rate Mortgage-Backed Securities       1%
Private Fixed Rate CMOs                                      3%
U.S. Agency CMOs                                             2%
Asset-Backed Securities                                      1%
U.S. Agency Fixed Debentures                                 4%
Short-Term                                                   1%

TOP 10 EQUITY HOLDINGS
 ................................................................................
As a percentage of total assets on March 31, 1997.

1    Norwest                                                 2%
 ................................................................................
2    GTE                                                     2%
 ................................................................................
3    Merck & Co.                                             2%
 ................................................................................
4    FNMA (Fannie Mae)                                       2%
 ................................................................................
5    AlliedSignal                                            2%
 ................................................................................
6    General Electric                                        1%
 ................................................................................
7    Baker Hughes                                            1%
 ................................................................................
8    Schlumberger Limited                                    1%
 ................................................................................
9    Enron                                                   1%
 ................................................................................
10   Sears, Roebuck and Co.                                  1%
 ................................................................................


                            6  1997 Semiannual Report - Growth and Income Funds

--------------------------------------------------------------------------------
IN THE BOND PORTION OF THE FUND, WE REALIZED GOOD INVESTMENT RESULTS FROM OUR POSITION IN MORTGAGE-BACKED SECURITIES. These securities enjoyed strong performance compared to other fixed income securities. With regard to investment-grade corporate securities, we concentrated on bonds with short- to intermediate-term maturities due to our assessment that these securities were fairly priced. We maintained the fund's effective duration*** at approximately five years, which is similar to that of our fixed income benchmark (the Lehman Brothers Government Corporate Index). Our laddered portfolio structure*** had a negligible impact on performance. If the economy continues to show unexpected signs of strength in the coming months, interest rates could move higher. However, since we don't expect rates to rise significantly, we intend to view a further upward move as an opportunity to increase portfolio income by extending the fund's effective duration.

GOING FORWARD, WE BELIEVE THE STRENGTH OF THE ECONOMY WILL HAVE A SIGNIFICANT EFFECT ON THE STOCK AND BOND MARKETS. Further increases in interest rates are likely to cause stock and bond prices to decline near-term, but we believe such a development would be relatively short-lived. Federal Reserve Chairman Alan Greenspan has a long history of fighting inflation and appears committed to maintaining this philosophy in keeping future inflationary pressures under control. Given our forecast, we intend to view future market downturns for both stocks and bonds as excellent long-term buying opportunities.

Thank you for your investment in Growth and Income Fund. We appreciate the opportunity to manage your assets and help you pursue your long-term investment goals.

Sincerely,

/s/ Bruce Salvog                        /s/ Steve Markusen
Bruce Salvog                            Steve Markusen
Portfolio Manager                       Portfolio Manager


/s/ David Steele                        /s/ Paul Dow
David Steele                            Paul Dow
Portfolio Manager                       Portfolio Manager

[PHOTO]

DAVID STEELE
shares responsibility for the management of the fixed income portion of Balanced Fund. He has 18 years of financial experience.

[PHOTO]

PAUL DOW, CFA
shares responsibility for the management of the equity portion of Balanced Fund. He has 23 years of financial experience.


                            7  1997 Semiannual Report - Growth and Income Funds

            Financial Statements (Unaudited)

--------------------------------------------------------------------------------
                      STATEMENTS OF ASSETS AND LIABILITIES  March 31, 1997
 ..................................................................

                                                               GROWTH AND
                                                                 INCOME        BALANCED
                                                                  FUND           FUND
                                                              ------------   -------------
ASSETS:
Investments in securities at market value* (note 2)
  (including repurchase agreements of $8,240,000 and
  $278,000, respectively) ..................................  $118,891,641   $ 46,905,954
Cash in bank on demand deposit .............................       10,259           3,497
Receivable for fund shares sold ............................       40,804          13,357
Organization costs .........................................        5,148              --
Dividends and accrued interest receivable ..................      206,768         322,962
Principal receivable on mortgage securities ................           --          19,629
                                                              ------------   -------------
  Total assets .............................................  119,154,620      47,265,399
                                                              ------------   -------------

LIABILITIES:
Payable for fund shares redeemed ...........................          200          60,467
Accrued investment management fee ..........................       76,984          31,120
Accrued distribution and service fees ......................       33,416          14,107
                                                              ------------   -------------
  Total liabilities ........................................      110,600         105,694
                                                              ------------   -------------
  Net assets applicable to outstanding capital stock .......  $119,044,020   $ 47,159,705
                                                              ------------   -------------
                                                              ------------   -------------

COMPOSITION OF NET ASSETS:
Capital stock and additional paid-in capital ...............  $85,152,839    $ 38,590,784
Distributions in excess of net investment income ...........     (142,761)         (7,651)
Accumulated net realized gain on investments ...............    6,020,083       1,550,269
Unrealized appreciation of investments .....................   28,013,859       7,026,303
                                                              ------------   -------------

  Total - representing net assets applicable to outstanding
    capital stock ..........................................  $119,044,020   $ 47,159,705
                                                              ------------   -------------
                                                              ------------   -------------

NET ASSET VALUE AND OFFERING PRICE:

CLASS A:
Net assets .................................................  $110,124,114   $ 47,145,178
Shares outstanding .........................................    7,253,129       3,444,204
Net asset value ............................................  $     15.18    $      13.69
Maximum offering price per share (net asset value plus 4% of
  offering price) ..........................................  $     15.81    $      14.26

CLASS B:
Net assets .................................................  $   196,810    $     14,527
Shares outstanding .........................................       12,968           1,062
Net asset value and offering price per share ...............  $     15.18    $      13.68

CLASS Y:
Net assets .................................................  $ 8,723,096              --
Shares outstanding .........................................      574,736              --
Net asset value and offering price per share ...............  $     15.18              --

* Investments in securities at identified cost .............  $90,877,782    $ 39,879,651
                                                              ------------   -------------
                                                              ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

8                                      1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF OPERATIONS For the Six Months Ended March 31, 1997
 ..................................................................

                                                               GROWTH AND
                                                                 INCOME        BALANCED
                                                                  FUND           FUND
                                                              ------------   -------------
INCOME:
Dividends ..................................................  $ 1,151,506    $    223,151
Interest ...................................................      202,011         826,462
                                                              ------------   -------------

  Total income .............................................    1,353,517       1,049,613
                                                              ------------   -------------

EXPENSES (NOTE 5):
Investment management fee ..................................      417,342         181,324
Distribution and service fees:
  Class A ..................................................      277,655         120,894
  Class B ..................................................          135              13
  Class Y ..................................................           --              --
Custodian and accounting fees ..............................       50,702          28,656
Transfer agent and dividend disbursing agent fees ..........       37,059          20,342
Registration fees ..........................................       27,701          19,951
Reports to shareholders ....................................       16,394          14,967
Amortization of organization costs .........................        8,077              --
Directors' fees ............................................        3,619           3,619
Audit and legal fees .......................................       24,053          24,052
Other expenses .............................................        6,930           7,046
                                                              ------------   -------------
  Total expenses ...........................................      869,667         420,864
    Less Class A expenses waived by the distributor ........      (95,630)        (41,816)
    Less expenses waived by the adviser ....................      (24,644)        (53,882)
                                                              ------------   -------------

  Net expenses before expenses paid indirectly .............      749,393         325,166
    Less expenses paid indirectly ..........................          (13)           (117)
                                                              ------------   -------------

  Total net expenses .......................................      749,380         325,049
                                                              ------------   -------------

  Net investment income ....................................      604,137         724,564
                                                              ------------   -------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS:
Net realized gain on investments (note 3) ..................    6,857,022       1,716,908
Net realized loss on closed or expired option contracts
  written (note 2) .........................................     (181,637)             --
                                                              ------------   -------------

  Net realized gain on investments .........................    6,675,385       1,716,908
Net change in unrealized appreciation or depreciation of
  investments ..............................................    1,264,695        (331,517)
                                                              ------------   -------------

  Net gain on investments ..................................    7,940,080       1,385,391
                                                              ------------   -------------

    Net increase in net assets resulting from operations ...  $ 8,544,217    $  2,109,955
                                                              ------------   -------------
                                                              ------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

9                                      1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------

                      STATEMENTS OF CHANGES IN NET ASSETS
 ..................................................................

                                                                 GROWTH AND INCOME FUND               BALANCED FUND
                                                              -----------------------------   -----------------------------
                                                               Six Months                      Six Months
                                                              Ended 3/31/97    Year Ended     Ended 3/31/97    Year Ended
                                                               (Unaudited)       9/30/96       (Unaudited)       9/30/96
                                                              -------------   -------------   -------------   -------------
OPERATIONS:
Net investment income ......................................   $   604,137    $   1,078,923   $    724,564    $   1,440,045
Net realized gain on investments ...........................     6,675,385        6,012,377      1,716,908        2,867,497
Net change in unrealized appreciation or depreciation of
  investments ..............................................     1,264,695        7,464,585       (331,517)          28,858
                                                              -------------   -------------   -------------   -------------

  Net increase in net assets resulting from operations .....     8,544,217       14,555,885      2,109,955        4,336,400
                                                              -------------   -------------   -------------   -------------

DISTRIBUTIONS TO SHAREHOLDERS:
CLASS A:
  From net investment income ...............................      (788,064)      (1,181,927)      (756,239)      (1,452,108)
  From net realized gains ..................................    (6,538,320)        (996,506)    (2,554,493)      (1,746,546)
CLASS B:
  From net investment income ...............................          (350)              --            (89)              --
  From net realized gains ..................................            --               --             --               --
CLASS Y:
  From net investment income ...............................       (20,113)              --             --               --
  From net realized gains ..................................            --               --             --               --
                                                              -------------   -------------   -------------   -------------
  Total distributions ......................................    (7,346,847)      (2,178,433)    (3,310,821)      (3,198,654)
                                                              -------------   -------------   -------------   -------------

CAPITAL SHARE TRANSACTIONS (NOTE 4):
CLASS A ....................................................    11,017,906       11,428,192      2,902,275          313,697
CLASS B ....................................................       206,738               --         15,225               --
CLASS Y ....................................................     9,385,377               --             --               --
                                                              -------------   -------------   -------------   -------------
  Increase in net assets from capital share transactions ...    20,610,021       11,428,192      2,917,500          313,697
                                                              -------------   -------------   -------------   -------------
  Total increase in net assets .............................    21,807,391       23,805,644      1,716,634        1,451,443

Net assets at beginning of period ..........................    97,236,629       73,430,985     45,443,071       43,991,628
                                                              -------------   -------------   -------------   -------------

Net assets at end of period ................................   $119,044,020   $  97,236,629   $ 47,159,705    $  45,443,071
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

Undistributed (distributions in excess of) net investment
  income ...................................................   $  (142,761)   $      61,629   $     (7,651)   $      24,113
                                                              -------------   -------------   -------------   -------------
                                                              -------------   -------------   -------------   -------------

                      SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------

10                                     1997 Semiannual Report - Growth and
                                     Income Funds

             Notes to Financial Statements (Unaudited)
--------------------------------------------------------------------------------

(1) ORGANIZATION
 ................................
                      Piper Funds Inc. (the company) is registered under the Investment Company Act of 1940 (as amended) as a single, open-end management investment company. The company currently has 12 series, including Growth and Income Fund and Balanced Fund (the funds), each of which is classified as a diversified series. The company's articles of incorporation permit the board of directors to create additional series in the future.

                      The funds commenced offering Class B shares and Growth and Income Fund commenced offering Class Y shares on February 18, 1997. All shares existing prior to that date were classified as Class A shares. Key features of each class are:

                      CLASS A:
                      - Subject to a front-end sales charge

                      - Lower annual expenses than Class B

                      CLASS B:
                      - No front-end sales charge

                      - Subject to a contingent deferred sales charge upon redemption

                      - Higher annual expenses than Class A

                      - Automatic conversion to Class A shares at the beginning of the sixth calendar year after issuance

                      CLASS Y:
                      - Requires a minimum initial investment of $1 million or more

                      - No front-end or contingent deferred sales charges

                      - Lower annual expenses than other classes

                      The classes of shares have the same rights and are identical in all respects except that each class bears different distribution expenses, has exclusive voting rights with respect to matters affecting that class and has different exchange privileges.

                      Growth and Income Fund invests primarily in stocks of large, established companies that appear undervalued and potentially offer long-term dividend and earnings growth. The fund may also invest in debt securities, including U.S. government securities and nonconvertible preferred stock. On June 21, 1996, Growth and Income Fund acquired all of the net assets of Hercules North American Growth and Income Fund in a tax-free reorganization approved by Hercules Funds' shareholders on June 18, 1996.

--------------------------------------------------------------------------------

11                                     1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------

                      Balanced Fund invests in both common stocks and fixed income securities that appear to have some potential for capital appreciation.

(2) SUMMARY OF
    SIGNIFICANT
    ACCOUNTING
    POLICIES
 ................................
                      INVESTMENTS IN SECURITIES
                      Investments in securities traded on a national securities exchange or on the Nasdaq National Market System are valued at the last reported sales price that day. Securities traded on a national securities exchange or on the Nasdaq National Market System for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices. Exchange-traded options are valued at the last sales price on the exchange prior to the time when assets are valued. If no sales were reported that day, the options will be valued at the mean between the current closing bid and asked prices. Financial futures are valued at the last settlement price established each day by the board of trade or exchange on which they are traded. Such valuations are determined using independent pricing services or prices quoted by independent brokers.

                      The value of certain fixed income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the New York Stock Exchange. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities.

                      Occasionally, events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur, if the Company's management determines for any other reason that valuations provided by the pricing service or dealers are inaccurate or when market quotations are not readily available, securities will be valued at their fair value according to procedures decided upon in good faith by the board of directors. Short-term securities with maturities of 60 days or less are valued at amortized cost, which approximates market value.

                      Securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond discount and premium computed on a level-yield basis, is accrued daily.

                      OPTIONS TRANSACTIONS
                      For hedging purposes, the funds may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured puts. The risk in writing a call option is that the funds give up the opportunity of profit if the market price of the security increases. The risk in writing a put option is that the funds may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the funds pay a premium whether or not the option is exercised. The funds also have the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

                      Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The funds will realize a gain or loss upon expiration or closing of the option transaction. When an option is

--------------------------------------------------------------------------------

12                                     1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------
                      exercised, the proceeds on the sale of a written call option, the purchase cost of a written put option, or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

                      The number of contracts and premium amounts associated with call option contracts written during the six months ended March 31, 1997, for Growth and Income Fund were as follows:

                                                    CALL OPTIONS
                                                 -------------------
                                                 NUMBER
                                                 OF         PREMIUM
                                                 CONTRACTS  AMOUNT
                                                 -----     ---------
Balance at September 30, 1996 ...............     230      $  55,993
  Opened ....................................      --             --
  Closed ....................................    (230)       (55,993)
                                                 -----     ---------
Balance at March 31, 1997 ...................      --      $      --
                                                 -----     ---------
                                                 -----     ---------

                      FUTURES TRANSACTIONS
                      For hedging purposes, the funds may buy and sell financial futures contracts and related options. Risks of entering into futures contracts and related options include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

                      Upon entering into a futures contract, the funds are required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the funds each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The funds recognize a realized gain or loss when the contract is closed or expires.

                      SECURITIES PURCHASED ON A WHEN-ISSUED BASIS
                      Delivery and payment for securities that have been purchased by the funds on a when-issued or forward-commitment basis can take place a month or more after the transaction date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The funds segregate, with their custodian, assets with a market value equal to the amount of their purchase commitments. The purchase of securities on a when-issued or forward-commitment basis may increase the volatility of the fund's net asset value if the funds make such purchases while remaining substantially fully invested. As of March 31, 1997, the funds had no outstanding when-issued or forward-commitments.

                      FEDERAL TAXES
                      Each fund is treated separately for federal income tax purposes. Each fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and not be subject to federal income tax. Therefore, no income tax provision is required. In addition, on a calendar-year basis, the funds will distribute substantially all of their taxable net investment income and realized gains, if any, to avoid the payment of any federal excise taxes.

--------------------------------------------------------------------------------

13                                     1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------

                      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to "wash sale" and "straddle" transactions and the non-deductibility of amortization of organization costs.

                      The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Distributions which exceed the net investment income or net realized gains for financial statement purposes are presented as an "excess distribution" in the statements of changes in net assets and the financial highlights. In addition, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the funds.

                      DISTRIBUTIONS TO SHAREHOLDERS
                      Distributions to shareholders from net investment income are declared separately for each class and paid quarterly. Net realized gains distributions, if any, will be made at least annually. Distributions are payable in cash or reinvested in additional shares of the same class.

                      REPURCHASE AGREEMENTS
                      For repurchase agreements entered into with certain broker-dealers, the funds, along with other affiliated registered investment companies, may transfer uninvested cash balances to a joint trading account, the daily aggregate of which is invested in repurchase agreements secured by U.S. government or agency obligations. Securities pledged as collateral for all individual and joint repurchase agreements are held by the funds' custodian bank until maturity of the repurchase agreement. Provisions for all agreements ensure that the daily market value of the collateral is in excess of the repurchase amount, including accrued interest, to protect the funds in the event of a default.

                      ORGANIZATION COSTS
                      Organization costs were incurred in connection with the start up and initial registration of the funds. These costs are amortized over 60 months on a straight-line basis. If any or all of the shares representing initial capital of the fund are redeemed by any holder thereof prior to the end of the amortization period, the proceeds will be reduced by the unamortized organization cost balance in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding preceding the redemption.

                      ALLOCATION OF INCOME, EXPENSES, AND GAINS AND LOSSES Income, expenses (other than class-specific expenses) and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Class-specific expenses, which include distribution and service fees, are charged directly to such class.

                      USE OF ESTIMATES
                      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from these estimates.

--------------------------------------------------------------------------------

14                                     1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------

(3) INVESTMENT
    SECURITY
    TRANSACTIONS
 ................................
                      Cost of purchases and proceeds from sales of securities, other than temporary investments in short term securities, for the six months ended March 31, 1997, were as follows:

                                                    GROWTH
                                                  AND INCOME        BALANCED
                                                     FUND             FUND
                                                 ------------     ------------
Purchases ...................................    $ 24,644,566     $ 10,792,279
Proceeds from sales .........................    $ 15,453,518     $ 10,338,288

                      For the six months ended March 31, 1997, no brokerage commissions were paid to Piper Jaffray Inc., an affiliated broker.

(4) CAPITAL SHARE
    TRANSACTIONS
 ................................
                      Capital share transactions for all classes of the funds were as follows:

                                                       SIX MONTHS ENDED                    YEAR ENDED
                                                      MARCH 31, 1997 (A)               SEPTEMBER 30, 1996
                                                 ----------------------------     ----------------------------
                                                   SHARES           AMOUNT          SHARES           AMOUNT
                                                 -----------     ------------     -----------     ------------
GROWTH AND INCOME FUND:
CLASS A (authorized four billion shares of
  $0.01 par value):
  Purchases of fund shares ..................      1,734,264     $ 26,570,527       1,318,710     $ 18,689,037
  Issued for reinvested distributions .......        465,752        6,839,671         156,296        2,178,416
  Issued in connection with the merger of
    Hercules North American Growth and Income
    Fund (note 6) ...........................             --               --         494,086        7,333,808
  Redemptions of fund shares ................       (785,099)     (12,185,206)     (1,183,011)     (16,773,069)
  Redemptions in exchange for Class Y
    shares ..................................       (626,056)     (10,207,086)             --               --
                                                 -----------     ------------     -----------     ------------
                                                     788,861     $ 11,017,906         786,081     $ 11,428,192
                                                 -----------     ------------     -----------     ------------
                                                 -----------     ------------     -----------     ------------
CLASS B (authorized two billion shares of
  $0.01 par value):
  Purchases of fund shares ..................         15,448     $    246,393
  Issued for reinvested distributions .......             22              350
  Redemptions of fund shares ................         (2,502)         (40,005)
                                                 -----------     ------------
                                                      12,968     $    206,738
                                                 -----------     ------------
                                                 -----------     ------------
CLASS Y (authorized one billion shares of
  $0.01 par value):
  Purchases of fund shares ..................            620     $     10,000
  Purchases in exchange for Class A
    shares ..................................        626,056       10,207,086
  Issued for reinvested distributions .......          1,289           20,113
  Redemptions of fund shares ................        (53,229)        (851,822)
                                                 -----------     ------------
                                                     574,736     $  9,385,377
                                                 -----------     ------------
                                                 -----------     ------------

                                                       SIX MONTHS ENDED                    YEAR ENDED
                                                      MARCH 31, 1997 (A)               SEPTEMBER 30, 1996
                                                 ----------------------------     ----------------------------
                                                   SHARES           AMOUNT          SHARES           AMOUNT
                                                 -----------     ------------     -----------     ------------
BALANCED FUND:
CLASS A (authorized four billion shares of
  $0.01 par value):
  Purchases of fund shares ..................        599,767     $  8,400,589         671,093     $  9,367,148
  Issued for reinvested distributions .......        227,780        3,111,695         231,008        3,199,026
  Redemptions of fund shares ................       (610,436)      (8,610,009)       (877,520)     (12,252,477)
                                                 -----------     ------------     -----------     ------------
                                                     217,111     $  2,902,275          24,581     $    313,697
                                                 -----------     ------------     -----------     ------------
                                                 -----------     ------------     -----------     ------------
CLASS B (authorized two billion shares of
  $0.01 par value):
  Purchases of fund shares ..................          1,056     $     15,135
  Issued for reinvested distributions .......              6               90
                                                 -----------     ------------
                                                       1,062     $     15,225
                                                 -----------     ------------
                                                 -----------     ------------

(A) REPRESENTS PERIOD FROM FEBRUARY 18 (COMMENCEMENT OF OFFERING OF SHARES) TO MARCH 31, 1997 FOR CLASS B AND CLASS Y.

--------------------------------------------------------------------------------

15                                     1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------

                      Sales charges received by Piper Jaffray Inc. (Piper Jaffray), the funds' distributor, for distributing the funds' shares for the six months ended March 31, 1997, were as follows:

                                                    GROWTH AND INCOME FUND
                                                 ----------------------------        BALANCED FUND
                                                              CLASS     CLASS     -------------------
                                                 CLASS A        B         Y       CLASS A     CLASS B
                                                 --------     -----     -----     -------     -------
Front-end sales charges .....................    $ 19,122     $ --      $ --      $1,485      $   --
Contingent deferred sales charges ...........         901       --        --         284          --
                                                 --------     -----     -----     -------     -------
                                                 $ 20,023     $ --      $ --      $1,769      $   --
                                                 --------     -----     -----     -------     -------
                                                 --------     -----     -----     -------     -------

(5) EXPENSES
 ................................
                      INVESTMENT MANAGEMENT FEE
                      The company has entered into an investment management agreement with Piper Capital Management Incorporated (Piper Capital) under which Piper Capital manages each fund's assets and furnishes related office facilities, equipment, research and personnel. The agreement requires each fund to pay Piper Capital a monthly fee based on average daily net assets. The fee for each fund is equal to an annual rate of 0.75% of the first $100 million in net assets, 0.65% of the next $200 million and decreasing percentages thereafter to 0.50% of net assets in excess of $500 million.

                      DISTRIBUTION AND SERVICE FEES
                      Each fund also pays Piper Jaffray fees accrued daily and paid quarterly for providing shareholder services and distribution-related services. The fees for each class, which are being voluntarily limited for Class A for the year ending September 30, 1997, are stated below as a percent of average daily net assets attributable to such class.

                                                  GROWTH AND INCOME FUND        BALANCED FUND
                                                 -------------------------     ---------------
                                                 CLASS     CLASS     CLASS     CLASS     CLASS
                                                   A         B         Y         A         B
                                                 -----     -----     -----     -----     -----
Distribution fee ............................    0.25%     0.75%       --      0.25%     0.75%
Service fee .................................    0.25%     0.25%       --      0.25%     0.25%
                                                 -----     -----     -----     -----     -----
  Total distribution and service fees .......    0.50%     1.00%       --      0.50%     1.00%
                                                 -----     -----     -----     -----     -----
                                                 -----     -----     -----     -----     -----
  Total distribution and service fees after
    voluntary limitation ....................    0.33%     1.00%       --      0.33%     1.00%
                                                 -----     -----     -----     -----     -----
                                                 -----     -----     -----     -----     -----

                      SHAREHOLDER ACCOUNT SERVICING FEES
                      The company has also entered into shareholder account servicing agreements under which Piper Jaffray and Piper Trust Company (Piper Trust) perform various transfer and dividend disbursing agent services for accounts held at the respective company. The fees, which are paid monthly to Piper Jaffray and Piper Trust for providing these services, are equal to an annual rate of $6.00 per active shareholder account and $1.60 per closed account. For the six months ended March 31, 1997, Piper Jaffray and Piper Trust received the following amounts in connection with the shareholder account servicing agreements:

                                                  GROWTH
                                                   AND
                                                  INCOME      BALANCED
                                                   FUND         FUND
                                                 --------     --------
Piper Jaffray ...............................    $28,723      $ 8,259
Piper Trust .................................        836        4,583
                                                 --------     --------
                                                 $29,559      $12,842
                                                 --------     --------
                                                 --------     --------

--------------------------------------------------------------------------------

16                                     1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------

                      OTHER FEES AND EXPENSES
                      In addition to the investment management, distribution and shareholder account servicing fees, each fund is responsible for paying most other operating expenses including: outside directors' fees and expenses; custodian fees; registration fees; printing and shareholder reports; transfer agent fees and expenses; legal, auditing and accounting services; insurance; interest; taxes and other miscellaneous expenses. For the year ending September 30, 1997, Piper Capital voluntarily limited total fees and expenses for Growth and Income Fund to annual rates of 1.34%, 2.00% and 1.00% of average daily net assets attributable to such shares for Class A, Class B and Class Y, respectively, and for Balanced Fund to annual rates of 1.34% and 2.00% of average daily net assets attributable to such shares for Class A and Class B, respectively.

                      Expenses paid indirectly represent a reduction of custodian fees for earnings on miscellaneous cash balances maintained by the funds.

(6) MERGER
 ................................
                      As described in note 1 to the financial statements, on June 21, 1996 the net assets of Hercules North American Growth and Income Fund were acquired in a tax-free merger. Growth and Income Fund issued 494,086 shares in exchange for net assets of $7,333,808 of Hercules North American Growth and Income Fund. Included in the net assets acquired was $1,114,581 in unrealized appreciation. The aggregate net assets of the combined fund following the transaction totalled $96,447,398.

--------------------------------------------------------------------------------

17                                     1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      GROWTH AND INCOME FUND

                                                                              CLASS A
                                          -------------------------------------------------------------------------------
                                           Six Months
                                             Ended                                                           Period ended
                                           March 31,                 Year Ended September 30,                 September
                                              1997       -------------------------------------------------       30,
                                          (Unaudited)       1996         1995         1994         1993        1992(c)
                                          ------------   ----------   ----------   ----------   ----------   ------------
PER-SHARE DATA
Net asset value, beginning of period ...  $    15.04     $    12.93   $    10.27   $    10.30   $    10.01   $    10.00
                                          ------------   ----------   ----------   ----------   ----------   ------------
Operations:
  Net investment income ................        0.08           0.18         0.19         0.24         0.24         0.03
  Net realized and unrealized gains
    (losses) on investments ............        1.18           2.31         2.70         0.02         0.29        (0.02)
                                          ------------   ----------   ----------   ----------   ----------   ------------
    Total from operations ..............        1.26           2.49         2.89         0.26         0.53         0.01
                                          ------------   ----------   ----------   ----------   ----------   ------------
Distributions to shareholders:
  From net investment income ...........       (0.11)         (0.20)       (0.19)       (0.24)       (0.24)          --
  From net realized gains on
    investments ........................       (1.01)         (0.18)       (0.04)       (0.05)          --           --
                                          ------------   ----------   ----------   ----------   ----------   ------------
    Total distributions to
      shareholders .....................       (1.12)         (0.38)       (0.23)       (0.29)       (0.24)          --
                                          ------------   ----------   ----------   ----------   ----------   ------------
Net asset value, end of period .........  $    15.18     $    15.04   $    12.93   $    10.27   $    10.30   $    10.01
                                          ------------   ----------   ----------   ----------   ----------   ------------
                                          ------------   ----------   ----------   ----------   ----------   ------------
SELECTED INFORMATION
Total return (a) .......................        8.68%         19.56%       28.81%        2.53%        5.41%        0.10%
Net assets at end of period (in
  millions) ............................  $      110     $       97   $       73   $       73   $       96   $       52
Ratio of expenses to average daily net
  assets ...............................        1.34%(e)       1.32%        1.32%        1.29%        1.32%        1.28%(e)
Ratio of net investment income to
  average daily net assets .............        1.07%(e)       1.26%        1.93%        2.26%        2.51%        3.00%(e)
Average commission rate paid on
  portfolio transactions (b) ...........  $   0.0600     $   0.0600          n/a          n/a          n/a          n/a
Portfolio turnover rate (excluding
  short-term securities) ...............          15%            22%          14%          20%          26%           1%
Ratios before waivers by the adviser
  and/or distributor:
  Ratio of expenses to average daily net
    assets before waivers ..............        1.56%(e)       1.56%        1.60%        1.62%        1.58%        2.06%(e)
  Ratio of net investment income to
    average daily net assets before
    waivers ............................        0.85%(e)       1.02%        1.65%        1.93%        2.25%        2.22%(e)

                                             CLASS B         CLASS Y
                                          -------------   -------------
                                           (Unaudited)     (Unaudited)
                                          Period Ended    Period Ended
                                            March 31,       March 31,
                                             1997(d)         1997(d)
                                          -------------   -------------
PER-SHARE DATA
Net asset value, beginning of period ...  $     16.14     $     16.14
                                          -------------   -------------
Operations:
  Net investment income ................           --            0.02
  Net realized and unrealized loss on
    investments ........................        (0.93)          (0.95)
                                          -------------   -------------
    Total from operations ..............        (0.93)          (0.93)
                                          -------------   -------------
Distributions to shareholders:
  From net investment income ...........        (0.03)          (0.03)
                                          -------------   -------------
Net asset value, end of period .........  $     15.18     $     15.18
                                          -------------   -------------
                                          -------------   -------------
SELECTED INFORMATION
Total return (a) .......................        (5.78)%         (5.74)%
Net assets at end of period (in
  thousands and millions for Class B and
  Class Y, respectively) ...............  $       197     $         9
Ratio of expenses to average daily net
  assets ...............................         1.94%(e)        0.99%(e)
Ratio of net investment income to
  average daily net assets .............         0.19%(e)        1.33%(e)
Average commission rate paid on
  portfolio transactions (b) ...........  $    0.0600     $    0.0600
Portfolio turnover rate (excluding
  short-term securities) ...............           15%             15%
Ratios before waivers by the adviser:
  Ratio of expenses to average daily net
    assets before waivers ..............         1.98%(e)        1.03%(e)
  Ratio of net investment income (loss)
    to average daily net assets before
    waivers ............................         0.15%(e)        1.29%(e)

(A) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(C)  COMMENCEMENT OF OPERATIONS WAS JULY 27, 1992.
(D)  COMMENCEMENT OF OFFERING OF CLASS B AND CLASS Y SHARES WAS FEBRUARY 18,
     1997.
(E)  ANNUALIZED.

--------------------------------------------------------------------------------

18                                     1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------

(7) FINANCIAL
    HIGHLIGHTS
 ................................
                      Per-share data for a share of capital stock outstanding throughout each period and selected information for each period are as follows:

                      BALANCED FUND

                                                                             CLASS A
                                          -----------------------------------------------------------------------------
                                           Six Months
                                             Ended
                                           March 31,                        Year Ended September 30,
                                              1997       --------------------------------------------------------------
                                          (Unaudited)       1996         1995         1994         1993         1992
                                          ------------   ----------   ----------   ----------   ----------   ----------
PER-SHARE DATA
Net asset value, beginning of period ...  $    14.08     $    13.74   $    11.81   $    12.23   $    11.88   $    10.77
                                          ------------   ----------   ----------   ----------   ----------   ----------
Operations:
  Net investment income ................        0.21           0.44         0.47         0.38         0.34         0.38
  Net realized and unrealized gains
    (losses) on investments ............        0.42           0.89         1.93        (0.26)        0.65         1.17
                                          ------------   ----------   ----------   ----------   ----------   ----------
    Total from operations ..............        0.63           1.33         2.40         0.12         0.99         1.55
                                          ------------   ----------   ----------   ----------   ----------   ----------
Distributions to shareholders:
  From net investment income ...........       (0.22)         (0.44)       (0.35)       (0.37)       (0.34)       (0.39)
  From net realized gains on
    investments ........................       (0.80)         (0.55)       (0.12)       (0.17)       (0.30)       (0.05)
                                          ------------   ----------   ----------   ----------   ----------   ----------
    Total distributions to
      shareholders .....................       (1.02)         (0.99)       (0.47)       (0.54)       (0.64)       (0.44)
                                          ------------   ----------   ----------   ----------   ----------   ----------
Net asset value, end of period .........  $    13.69     $    14.08   $    13.74   $    11.81   $    12.23   $    11.88
                                          ------------   ----------   ----------   ----------   ----------   ----------
                                          ------------   ----------   ----------   ----------   ----------   ----------
SELECTED INFORMATION
Total return (a) .......................        4.54%         10.16%       21.78%        1.00%        8.51%       14.75%
Net assets at end of period (in
  millions) ............................  $       47     $       45   $       44   $       46   $       57   $       28
Ratio of expenses to average daily net
  assets ...............................        1.34%(d)       1.32%        1.32%        1.32%        1.32%        1.32%
Ratio of net investment income to
  average daily net assets .............        3.00%(d)       3.16%        3.54%        3.03%        3.13%        3.57%
Average commission rate paid on
  portfolio transactions (b) ...........  $   0.0600     $   0.0600          n/a          n/a          n/a          n/a
Portfolio turnover rate (excluding
  short-term securities) .                        22%            27%          39%          62%          41%          58%
Ratios before waivers by the adviser
  and/or distributor:
  Ratio of expenses to average daily net
    assets before waivers ..............        1.74%(d)       1.69%        1.65%        1.60%        1.62%        1.77%
  Ratio of net investment income to
    average daily net assets before
    waivers ............................        2.60%(d)       2.79%        3.21%        2.75%        2.83%        3.12%

                                             CLASS B
                                          --------------
                                           (Unaudited)
                                           Period Ended
                                            March 31,
                                             1997(c)
                                          --------------
PER-SHARE DATA
Net asset value, beginning of period ...  $      14.46
                                          --------------
Operations:
  Net investment income ................          0.03
  Net realized and unrealized loss on
    investments ........................         (0.73)
                                          --------------
    Total from operations ..............         (0.70)
                                          --------------
Distributions to shareholders:
  From net investment income ...........         (0.08)
                                          --------------
Net asset value, end of period .........  $      13.68
                                          --------------
                                          --------------
SELECTED INFORMATION
Total return (a) .......................         (4.82)%
Net assets at end of period (in
  thousands) ...........................  $         15
Ratio of expenses to average daily net
  assets ...............................          1.97%(d)
Ratio of net investment income to
  average daily net assets .............          2.53%(d)
Average commission rate paid on
  portfolio transactions (b) ...........  $     0.0600
Portfolio turnover rate (excluding
  short-term securities) ...............            22%
Ratios before waivers by the adviser:
  Ratio of expenses to average daily net
    assets before waivers ..............          2.19%(d)
  Ratio of net investment income to
    average daily net assets before
    waivers ............................          2.31%(d)

(A) TOTAL RETURN ASSUMES REINVESTMENT OF DISTRIBUTIONS AND DOES NOT REFLECT A SALES CHARGE.
(B)  DISCLOSED IN ACCORDANCE WITH GUIDELINES ADOPTED IN 1996.
(C)  COMMENCEMENT OF OFFERING OF CLASS B SHARES WAS FEBRUARY 18, 1997.
(D)  ANNUALIZED.

--------------------------------------------------------------------------------

19                                     1997 Semiannual Report - Growth and
                                     Income Funds

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

GROWTH AND INCOME FUND                                             March 31, 1997
 ........................................................................................

                                                             Number            Market
Description of Security                                     of Shares         Value (a)
---------------------------------------------------------  -----------      -------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (93.0%):
  BASIC MATERIALS (9.3%):
    Air Products & Chemicals ............................       31,200      $   2,117,700
    Aluminum Company of America .........................       20,000          1,360,000
    duPont (E.I.) de Nemours & Co. ......................       12,400          1,314,400
    Morton International ................................       42,400          1,791,400
    Phelps Dodge ........................................       20,000          1,462,500
    Union Camp ..........................................       14,500            683,312
    USX - U.S. Steel Group ..............................       85,000          2,263,125
                                                                            -------------
                                                                               10,992,437
                                                                            -------------
  CAPITAL GOODS AND SERVICES (10.8%):
    AlliedSignal Inc. ...................................       25,000          1,781,250
    Boeing Co. ..........................................       21,500          2,120,437
    Emerson Electric ....................................       21,000            945,000
    Fluor Corp. .........................................       22,800          1,197,000
    General Electric ....................................       30,000          2,977,500
    Minnesota Mining & Manufacturing Co. .                      21,200          1,791,400
    WMX Technologies, Inc. ..............................       64,200          1,966,125
                                                                            -------------
                                                                               12,778,712
                                                                            -------------
  COMMERCIAL SERVICES (1.7%):
    Sensormatic Electronics .............................      120,000          2,025,000
                                                                            -------------
  CONSUMER DURABLES (4.2%):
    Ford Motor ..........................................      106,900          3,353,987
    General Motors ......................................       30,400          1,683,400
                                                                            -------------
                                                                                5,037,387
                                                                            -------------
  CONSUMER NON-DURABLES (7.9%):
    Anheuser-Busch Co. ..................................       24,800          1,044,700
    Colgate-Palmolive ...................................       19,000          1,892,875
    General Mills .......................................       23,000          1,428,875
    Philip Morris Co. ...................................       15,000          1,711,875
    Procter & Gamble ....................................       19,900          2,288,500
    Reebok International ................................       24,000          1,077,000
                                                                            -------------
                                                                                9,443,825
                                                                            -------------
  CONSUMER SERVICES (5.3%):
    Carnival Corp. - Class A ............................       40,000          1,480,000
    Gannett Co. .........................................       20,000          1,717,500
    H&R Block ...........................................      104,900          3,081,438
                                                                            -------------
                                                                                6,278,938
                                                                            -------------
  FINANCIAL SERVICES (8.3%):
    American Express ....................................       27,000          1,616,625
    BankAmerica Corp. ...................................       18,400          1,853,800
    Chubb Corp. .........................................       31,000          1,670,125
    Federal National Mortgage Association .                     44,000          1,589,500
    J.P. Morgan .........................................       12,100          1,188,825
    Norwest Corp. .......................................       42,900          1,984,125
                                                                            -------------
                                                                                9,903,000
                                                                            -------------
  HEALTH CARE (7.7%):
    Abbott Laboratories .................................       51,400          2,884,825
    American Home Products ..............................       15,200            912,000
    Johnson & Johnson ...................................       19,200          1,015,200
    Medtronic, Inc. .....................................       13,700            852,825
    Merck & Co., Inc. ...................................       30,800          2,594,900
    Pharmacia & Upjohn ..................................       25,000            915,625
                                                                            -------------
                                                                                9,175,375
                                                                            -------------

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount           Value (a)
---------------------------------------------------------  -----------      -------------
  RETAIL TRADE (6.0%):
    Dayton Hudson .......................................       26,700      $   1,114,725
    Home Depot ..........................................       16,600            888,100
    Limited Inc. ........................................      191,417          3,517,287
    Tandy Corp. .........................................       32,000          1,604,000
                                                                            -------------
                                                                                7,124,112
                                                                            -------------
  TECHNOLOGY (3.3%):
    CompuServe Corp. ....................................      103,000(b)       1,015,516
    Electronic Data Systems .............................       23,009            928,988
    General Instrument ..................................       40,000(b)         915,000
    Imation Corp. .......................................       42,620(b)       1,065,500
                                                                            -------------
                                                                                3,925,004
                                                                            -------------
  TRANSPORTATION (1.8%):
    Burlington Northern Santa Fe ........................       28,700          2,123,800
                                                                            -------------
  UTILITIES (13.2%):
    AirTouch Communications .............................      116,900(b)       2,688,700
    AT&T Corp. ..........................................       78,600          2,731,350
    BellSouth Corp. .....................................       47,000          1,985,750
    Enron ...............................................       57,800          2,196,400
    FPL Group ...........................................       54,000          2,382,750
    GTE Corp. ...........................................       80,700          3,762,638
                                                                            -------------
                                                                               15,747,588
                                                                            -------------
  ENERGY (13.5%):
    Baker Hughes Inc. ...................................       73,700          2,828,238
    Burlington Resources ................................       31,700          1,355,175
    Exxon Corp. .........................................       30,200          3,254,050
    Mobil Corp. .........................................        8,000          1,045,000
    Royal Dutch Petroleum - ADR .........................        9,600          1,680,000
    Schlumberger Ltd. ...................................       29,600          3,174,600
    Texaco Inc. .........................................       25,200          2,759,400
                                                                            -------------
                                                                               16,096,463
                                                                            -------------
      Total Common Stock
        (cost: $82,637,782)  ............................                     110,651,641
                                                                            -------------
SHORT-TERM SECURITIES (6.9%):
    Repurchase agreement with Goldman Sachs, acquired on
      3/31/97, interest of $1,495, 6.53%, 4/1/97
      (cost: $8,240,000) ................................  $ 8,240,000(c)       8,240,000
                                                                            -------------
      Total Investments in Securities
        (cost: $90,877,782) (d)  ........................                   $ 118,891,641
                                                                            -------------
                                                                            -------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(D) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $ 30,734,401
      GROSS UNREALIZED DEPRECIATION ......    (2,720,542)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $ 28,013,859
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

20                                     1997 Semiannual Report - Growth and
                                     Income Funds

                     Investments in Securities (Unaudited)
--------------------------------------------------------------------------------

BALANCED FUND                                                     March 31, 1997
 .......................................................................................

                                                             Number            Market
Description of Security                                     of Shares        Value (a)
---------------------------------------------------------  -----------      ------------
(PERCENTAGES OF EACH INVESTMENT CATEGORY RELATE TO TOTAL NET ASSETS)

COMMON STOCK (49.1%):
  BASIC MATERIALS (5.7%):
      Air Products & Chemicals ..........................        5,000      $    339,375
      Aluminum Company of America .......................        6,000           408,000
      duPont (E.I.) de Nemours & Co. ....................        2,900           307,400
      International Paper ...............................        6,800           264,350
      Morton International ..............................       14,000           591,500
      Phelps Dodge ......................................        6,000           438,750
      USX - U.S. Steel Group ............................       13,200           351,450
                                                                            ------------
                                                                               2,700,825
                                                                            ------------

  CAPITAL GOODS AND SERVICES (7.0%):
      AlliedSignal Inc. .................................       10,000           712,500
      Boeing Co. ........................................        5,300           522,712
      Fluor Corp. .......................................        4,500           236,250
      General Electric ..................................        7,000           694,750
      Minnesota Mining & Manufacturing Co.                       4,500           380,250
      Transocean Offshore Inc. ..........................        5,000           280,625
      WMX Technologies, Inc. ............................       15,400           471,625
                                                                            ------------
                                                                               3,298,712
                                                                            ------------

  COMMERCIAL SERVICES (0.5%):
      Sensormatic Electronics ...........................       14,000           236,250
                                                                            ------------

  CONSUMER DURABLES (1.7%):
      Ford Motor ........................................       14,400           451,800
      General Motors ....................................        6,400           354,400
                                                                            ------------
                                                                                 806,200
                                                                            ------------

  CONSUMER NON-DURABLES (3.5%):
      Coca-Cola Co. .....................................        4,100           229,087
      Philip Morris Co. .................................        4,400           502,150
      Procter & Gamble ..................................        4,700           540,500
      Reebok International ..............................        8,000           359,000
                                                                            ------------
                                                                               1,630,737
                                                                            ------------

  CONSUMER SERVICES (2.2%):
      Carnival Corp. - Class A ..........................       10,000           370,000
      H&R Block .........................................       15,000           440,625
      McDonald's Corp. ..................................        5,000           236,250
                                                                            ------------
                                                                               1,046,875
                                                                            ------------

  FINANCIAL SERVICES (5.2%):
      American International Group ......................        1,500           176,062
      Associates First Capital 'A' ......................        1,300            55,900
      BankAmerica Corp. .................................        5,224           526,318
      Chubb Corp. .......................................        2,000           107,750
      Federal National Mortgage Association                     20,800           751,400
      Norwest Corp. .....................................       17,700           818,625
                                                                            ------------
                                                                               2,436,055
                                                                            ------------

                                                            Number of
                                                            Shares or
                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

  HEALTH CARE (3.4%):
      Columbia / HCA Healthcare .........................       13,000      $    437,125
      Medtronic, Inc. ...................................        6,800           423,300
      Merck & Co., Inc. .................................        9,000           758,250
                                                                            ------------
                                                                               1,618,675
                                                                            ------------

  RETAIL TRADE (4.4%):
      Gap Inc. ..........................................       11,800           395,300
      Home Depot ........................................        5,600           299,600
      Limited Inc. ......................................       27,946           513,508
      Sears, Roebuck ....................................       12,000           603,000
      Tandy Corp. .......................................        5,100           255,638
                                                                            ------------
                                                                               2,067,046
                                                                            ------------

  TECHNOLOGY (2.0%):
      CompuServe Corp. ..................................       17,500(b)        172,539
      Imation Corp. .....................................        9,050(b)        226,250
      Intel Corp. .......................................        2,800           389,550
      Lucent Technologies ...............................        2,916           153,819
      NCR Corp. .........................................          562(b)         19,811
                                                                            ------------
                                                                                 961,969
                                                                            ------------

  TRANSPORTATION (1.1%):
      Burlington Northern Santa Fe ......................        6,900           510,600
                                                                            ------------

  UTILITIES (5.6%):
      AirTouch Communications ...........................       21,500(b)        494,500
      AT&T Corp. ........................................        9,000           312,750
      BellSouth Corp. ...................................       11,000           464,750
      Enron .............................................       16,100           611,800
      GTE Corp. .........................................       16,800           783,300
                                                                            ------------
                                                                               2,667,100
                                                                            ------------

  ENERGY (6.8%):
      Anadarko Petroleum ................................        4,000           224,500
      Baker Hughes Inc. .................................       18,000           690,750
      Burlington Resources ..............................        8,000           342,000
      Exxon Corp. .......................................        5,200           560,300
      Royal Dutch Petroleum - ADR .......................        2,100           367,500
      Schlumberger Ltd. .................................        6,300           675,675
      Texaco Inc. .......................................        3,000           328,500
                                                                            ------------
                                                                               3,189,225
                                                                            ------------

        Total Common Stock
          (cost: $16,140,436)  ..........................                     23,170,269
                                                                            ------------

CORPORATE BONDS (14.1%):
      American Express Credit Corporation, 7.38%,
        2/1/99 ..........................................  $   400,000           405,036
      Aon Corp., 6.88%, 10/1/99 .........................      450,000           449,833
      BankAmerica Corp., 8.38%, 3/15/02 .................      480,000           502,128
      Boeing Co., 8.75%, 9/15/31 ........................      500,000           563,575
      Ford Holdings, 9.25%, 3/1/00 ......................      400,000           423,224
      General Motors Acceptance Corp., 8.50%, 1/1/03 ....      400,000           422,144
      Heller Financial, 9.13%, 8/1/99 ...................      300,000           314,334

SEE ACCOMPANYING NOTES TO INVESTMENTS IN SECURITIES.

--------------------------------------------------------------------------------

21                                     1997 Semiannual Report - Growth and
                                     Income Funds

--------------------------------------------------------------------------------

BALANCED FUND
(CONTINUED)

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------
      Korea Electric Power ADS, 6.38%, 12/1/03 ..........  $   500,000      $    473,060
      Lehman Brothers, 7.36%, 12/15/03 ..................      650,000           641,986
      MCI Communications, 7.13%, 6/15/27                       500,000           508,025
      Morgan Stanley Group Inc., 8.10%, 6/24/02 .........      500,000           519,085
      NationsBank Corp., 5.38%, 4/15/00 .................      400,000           383,368
      Pennsylvania Power and Light, 7.70%, 10/1/09 ......      500,000           514,735
      Time Warner Inc., 8.88%, 10/1/12 ..................      500,000           529,515
                                                                            ------------

        Total Corporate Bonds
          (cost: $6,595,445)  ...........................                      6,650,048
                                                                            ------------

U.S. GOVERNMENT AND AGENCY SECURITIES (31.8%):
  GOVERNMENT TRUST CERTIFICATES (0.7%):
      9.25%, Government Trust Certificate, 11/15/01 .....      325,451           342,234
                                                                            ------------

  U.S. AGENCY DEBENTURES (4.2%):
      5.94%, FHLMC, 9/21/99 .............................    1,000,000           985,480
      6.63%, FNMA, 3/21/06 ..............................    1,000,000           969,910
                                                                            ------------
                                                                               1,955,390
                                                                            ------------

  U.S. AGENCY MORTGAGE-BACKED SECURITIES (9.2%):
    FIXED RATE (6.9%):
      6.50%, FHLMC, 9/1/25 ..............................      383,006           358,628
      6.50%, FHLMC, 1/1/01 ..............................      507,091           506,615
      8.00%, FHLMC, 11/1/24 .............................      814,703           821,115
      6.50%, FHLMC, Series 1056, Class KB, 3/15/01 ......      412,329           411,892
      6.00%, FNMA, 4/1/09 ...............................      787,887           746,215
      6.00%, FNMA, 3/1/03 ...............................      383,809           371,216
      10.00%, FNMA, Series 1989-15, Class D, 9/25/18 ....       50,867            52,128
                                                                            ------------
                                                                               3,267,809
                                                                            ------------

    ADJUSTABLE AND FLOATING RATE (2.3%):
      6.80%, FHLMC, Series 1435, Class FA, LIBOR,
        12/15/22 ........................................      586,622(d)        592,535
      7.29%, FNMA, 4/1/18 ...............................      467,097(d)        484,501
                                                                            ------------
                                                                               1,077,036
                                                                            ------------

  U.S. GOVERNMENT SECURITIES (17.7%):
      8.13%, U.S. Treasury Bond, 8/15/19 ................    1,000,000         1,097,380
      8.50%, U.S. Treasury Bond, 2/15/20 ................    1,000,000         1,139,800
      5.75%, U.S. Treasury Note, 8/15/03 ................    1,000,000           943,960
      5.88%, U.S. Treasury Note, 2/15/04 ................    1,500,000         1,418,835
      6.75%, U.S. Treasury Note, 6/30/99 ................      800,000           804,688
      7.25%, U.S. Treasury Note, 8/15/04 ................    1,500,000         1,529,370
      6.25%, U.S. Treasury Note, 10/31/01 .                  1,000,000           980,300
      7.04%, U.S. Treasury Strip, 2/15/15 ...............    1,500,000(c)        412,110
                                                                            ------------
                                                                               8,326,443
                                                                            ------------

        Total U.S. Government and Agency Securities
          (cost: $14,998,659)  ..........................                     14,968,912
                                                                            ------------

                                                            Principal          Market
Description of Security                                      Amount          Value (a)
---------------------------------------------------------  -----------      ------------

PRIVATE MORTGAGE-BACKED SECURITIES (3.0%):
  FIXED RATE (3.0%):
      6.40%, Capstead Securities Corporation, Series
        1993-D, Class D2, 7/25/23 .......................  $   253,451      $    246,227
      8.50%, Residential Funding Mortgage Securities,
        Series 1993-S26, Class A17, 6/25/09 .............      900,000           908,173
      9.30%, Security Pacific National Bank, Series
        1989-A, Class 7, 8/25/19 ........................      245,773           246,081
                                                                            ------------

        Total Private Mortgage-Backed Securities
          (cost: $1,429,133)  ...........................                      1,400,481
                                                                            ------------

ASSET-BACKED SECURITIES (0.9%):
      General Motors Acceptance Corp., Series 1994-A,
        Grantor Trust, 6.30%, 6/15/99 ...................      210,064           210,713
      Premier Auto Trust, Series 1993-6, Class A2, 4.65%,
        11/2/99 .........................................      229,394           227,531
                                                                            ------------

        Total Asset-Backed Securities
          (cost: $437,978)  .............................                        438,244
                                                                            ------------

SHORT-TERM SECURITIES (0.6%):
      Repurchase agreement with Goldman Sachs, acquired
        on 3/31/97, interest of $50, 6.53%, 4/1/97
        (cost: $278,000) ................................      278,000(e)        278,000
                                                                            ------------

        Total Investments in Securities
          (cost: $39,879,651) (f)  ......................                   $ 46,905,954
                                                                            ------------
                                                                            ------------

NOTES TO INVESTMENTS IN SECURITIES:
(A) SECURITIES ARE VALUED IN ACCORDANCE WITH PROCEDURES DESCRIBED IN NOTE 2 TO THE FINANCIAL STATEMENTS.
(B)  CURRENTLY NON-INCOME PRODUCING.
(C) FOR ZERO-COUPON INVESTMENTS, THE INTEREST RATE SHOWN IS THE EFFECTIVE YIELD ON THE DATE OF PURCHASE.
(D)  PORTFOLIO ABBREVIATIONS AND DEFINITIONS:
         LIBOR - LONDON INTERBANK OFFERED RATE
         ADJUSTABLE RATE - REPRESENTS SECURITIES THAT PAY INTEREST AT RATES THAT
           INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON MARCH 31, 1997.
         FLOATING RATE - REPRESENTS COLLATERALIZED MORTGAGE OBLIGATIONS OR
           MULTI-CLASS PASS-THROUGH SECURITIES THAT PAY INTEREST AT RATES THAT INCREASE (DECREASE) WITH AN INCREASE (DECREASE) IN THE SPECIFIED INDEX. INTEREST RATES DISCLOSED ARE IN EFFECT ON MARCH 31, 1997.
(E) REPURCHASE AGREEMENT IN A JOINT TRADING ACCOUNT WHICH IS COLLATERALIZED BY U.S. GOVERNMENT AGENCY SECURITIES. ACCRUED INTEREST SHOWN REPRESENTS INTEREST DUE AT MATURITY OF THE REPURCHASE AGREEMENT.
(F) ALSO APPROXIMATES COST FOR FEDERAL INCOME TAX PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS IN SECURITIES BASED ON THIS COST WERE AS FOLLOWS:

      GROSS UNREALIZED APPRECIATION ......  $  8,068,904
      GROSS UNREALIZED DEPRECIATION ......    (1,042,601)
                                            ------------
        NET UNREALIZED APPRECIATION ......  $  7,026,303
                                            ------------
                                            ------------

--------------------------------------------------------------------------------

22                                     1997 Semiannual Report - Growth and
                                     Income Funds

             Directors and Officers
--------------------------------------------------

                      DIRECTORS
                      David T. Bennett, CHAIRMAN, HIGHLAND HOMES, INC., USL
                          PRODUCTS, INC., KIEFER BUILT, INC., OF COUNSEL, GRAY, PLANT, MOOTY, MOOTY & BENNETT, P.A.
                      Jaye F. Dyer, PRESIDENT, DYER MANAGEMENT COMPANY
                      William H. Ellis, PRESIDENT, PIPER JAFFRAY COMPANIES INC.,
                          PIPER CAPITAL MANAGEMENT INCORPORATED
                      Karol D. Emmerich, PRESIDENT, THE PARACLETE GROUP
                      Luella G. Goldberg, DIRECTOR, TCF FINANCIAL, RELIASTAR
                          FINANCIAL CORP., HORMEL FOODS CORP.
                      David A. Hughey, RETIRED EXECUTIVE VICE PRESIDENT AND
                          CHIEF ADMINISTRATIVE OFFICER OF DEAN WITTER
                          INTERCAPITAL INC. AND DEAN WITTER TRUST CO.
                      George Latimer, CHIEF EXECUTIVE OFFICER, NATIONAL EQUITY
                          FUNDS

                      OFFICERS
                      William H. Ellis, CHAIRMAN OF THE BOARD
                      Paul A. Dow, PRESIDENT
                      Robert H. Nelson, VICE PRESIDENT AND TREASURER Susan Sharp Miley, SECRETARY

                      INVESTMENT ADVISER
                      Piper Capital Management Incorporated
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      TRANSFER AND DIVIDEND DISBURSING AGENTS
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716 Piper Jaffray Inc.
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804 Piper Trust Company
                      222 SOUTH NINTH STREET, MINNEAPOLIS, MN 55402-3804

                      CUSTODIAN AND ACCOUNTING AGENT
                      Investors Fiduciary Trust Company
                      127 WEST 10TH STREET, KANSAS CITY, MO 64105-1716

                      LEGAL COUNSEL
                      Dorsey & Whitney LLP
                      220 SOUTH SIXTH STREET, MINNEAPOLIS, MN 55402

--------------------------------------------------------------------------------

23                                     1997 Semiannual Report - Growth and
                                     Income Funds

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

As a shareholder in Piper Funds, you have access to a full range of services and benefits.

Check your prospectus for details about services and any limitations that might apply to your fund.

LOW MINIMUM INVESTMENTS
You can open a Piper Fund account with a minimum investment of $250.

QUANTITY DISCOUNTS
If your initial investment exceeds a specified amount, if an investment combined with the value of your existing Piper shares exceeds a specified amount, or if your investments combined during a 13-month period exceed a specified amount, you can reduce or even eliminate the front-end sales charge.

WAIVER OF SALES CHARGES
Money market funds carry no sales charges.* Sales charges on other Piper Funds are waived on purchases of $500,000 or more. However, a contingent deferred sales charge may be imposed. See your prospectus for details.

AUTOMATIC REINVESTMENT OF DISTRIBUTIONS
For maximum growth of your assets, you can reinvest dividends and capital gains automatically in additional shares of your fund without a sales charge.

CROSS-REINVESTMENT OF DISTRIBUTIONS
Diversify your holdings by reinvesting dividends and capital gains from one Piper Fund to another.

CASH DISTRIBUTIONS
If you prefer, take your dividends and/or capital gains in cash.

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may automatically transfer $25 or more each month from any Piper money market fund* into many other Piper Funds.

AUTOMATIC MONTHLY MONEY TRANSFER PROGRAM
If you are starting a savings discipline or seeking a convenient way to invest, you can transfer a minimum of $100 automatically from your bank, savings and loan or other financial institution into many of the Piper Funds.

EXCHANGE PRIVILEGES
Revise your investment plan without incurring a sales charge by moving assets from one Piper Fund to another with the same fee structure. See your prospectus for restrictions involving exchanges between funds with different sales charges.

REINVESTMENT PRIVILEGES
If you buy a fund with a sales charge and later redeem your shares, you may reinvest all or part of the proceeds in shares of that fund or another Piper Fund within 30 days and pay no additional sales charge, subject to each fund's minimum investment requirements.

SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you can elect to receive periodic payments of $100 or more, at no cost, excluding money market funds.

ACCOUNT STATEMENTS
Whenever you add to or withdraw money from your account, you'll receive a monthly statement from Piper Jaffray. Accounts with no activity receive a quarterly statement instead. Periodic dividend and capital gain distributions, if any, also appear on your statement.

CONFIRMATION OF TRANSACTIONS
You receive a confirmation statement following every transaction, except in the money market funds. All transactions are reflected on your account statement.

* An investment in a Piper money market fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance that the fund will be able to maintain a stable net asset value of $1 per share.


                             24  1997 Semiannual Report-Growth and Income Funds

GLOSSARY OF TERMS
--------------------------------------------------------------------------------

BLUE-CHIP STOCK
Stock of a nationally-known company with a long record of profit growth and dividend payment and a reputation for quality management, products and services.

CORRECTION
A reverse movement (usually downward)in the price of a security.

CYCLICAL STOCKS
Shares of companies that are highly dependent on the state of the economy (also called economically sensitive stocks). When the economy slows, their earnings generally fall rapidly, and typically, so does the stock price. But when the economy recovers, earnings generally rise rapidly, and the price of the stock typically goes up.

DIVIDEND YIELD
The annual percentage rate of return paid on a stock in the form of dividends.

EFFECTIVE DURATION
Effective duration estimates how much the value of a security is expected to change with a given change in interest rates. Longer effective durations indicate more sensitivity to changes in interest rates. For example, if interest rates were to increase by 1%, the market value of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant. It is important to remember that effective duration is based on certain assumptions and has several limitations. It is most effective as a measure when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities.

FULLY VALUED
A stock is considered fully valued if it has reached a price at which analysts think the underlying company's fundamental earnings power has been recognized by the market. If the stock goes up from that price, it is called overvalued. If it goes down, it is termed undervalued.

LADDER PORTFOLIO STRUCTURE
Emphasizes securities with maturities on many different points on the yield curve. (The yield curve is a graph that shows the relationship between the interest rates paid on bonds and their maturities, ranging from the shortest maturities to the longest available -- assuming the bonds are all of the same quality. The resulting curve indicates whether short-term interest rates are higher or lower than long-term rates.)

OVERWEIGHTED OR OVERWEIGHTING
In portfolio management, overweighting means a fund's portfolio contains a higher percentage of a certain sector than its benchmark.

OVERVALUED
A security is overvalued if it is selling at a price higher than what analysts believe it is worth.

SECTOR
Refers to a particular group of stocks, usually in one industry.

UNDERVALUED
A security is undervalued if it is selling at a price lower than what analysts believe it is worth.

UNDERWEIGHTED OR UNDERWEIGHTING
In portfolio management, underweighting means a fund's portfolio contains a lower percentage of a certain sector than its benchmark.

VALUATION
The determined or estimated value of a particular stock.

FOR MORE INFORMATION
By Phone [GRAPHIC]

1 800 866-7778

FOR GENERAL INFORMATION
press 5, our Mutual Fund Services representatives are ready to answer your questions.

TO LISTEN TO MONTHLY FUND UPDATES
press 3, press 1, then press:
15   for Growth and Income Fund
16   for Balanced Fund

TO ORDER LITERATURE
press 5, ask a service representative to mail you additional literature, including a Quarterly Update. You can also request to be put on a mailing list to receive this information automatically each quarter.

BY MAIL [GRAPHIC]

Piper Capital Management
Attn: Mutual Fund Services
222 South Ninth Street
Minneapolis, MN 55402-3804

In an effort to reduce costs to our shareholders, we have implemented a process to reduce duplicate mailings of the funds' shareholder reports. This householding process should allow us to mail one report to each address where one or more registered shareholders with the same last name reside. If you would like to have additional reports mailed to your address, please call our Mutual Fund Services area at 1 800 866-7778, or mail a request to us.

ON-LINE  [GRAPHIC]

http://www.piperjaffray.com/

[LOGO]

                             Growth and Income Funds


                      Piper Funds   222 South Ninth Street
                           Minneapolis, MN 55402-3804

              PIPER JAFFRAY INC., FUND DISTRIBUTOR AND NASD MEMBER.

                            #20300   5/1997    153-97